                                                                    Exhibit 10.1

                 WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT
                 ----------------------------------------------

     This WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (the "Waiver") is
                                                               ------
entered into as of November 15, 2001, among Fisher Communications, Inc., formerly known as Fisher Companies Inc., a Washington corporation (the "Company"), the several financial institutions from time to time party to the
 -------
Credit Agreement described below (collectively, the "Lenders"; individually, a
                                                     -------
"Lender") and Bank of America, N.A., formerly known as Bank of America National
 ------
Trust and Savings Association, as administrative agent for the Lenders (the "Agent").
 -----
                                    RECITALS

     WHEREAS, the Lenders, the Company, the Agent and Credit Suisse First Boston, as syndication agent, are parties to that certain Credit Agreement dated as of June 24, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 24, 1999 and by that certain Second Amendment to Credit Agreement dated as of September 30, 1999 (as the same has been or may be amended, modified or extended from time to time the "Credit Agreement");
                                                     ----------------

     WHEREAS, the Credit Agreement contains certain financial covenants binding upon the Company, and it is known that the Company was in breach of the Adjusted Leverage Ratio and Interest Coverage Ratio set forth in the Credit Agreement as of its fiscal quarter ended September 30, 2001 and was in breach of the Net Capital Expenditure limitation set forth in the Credit Agreement for the fiscal year ending December 31, 2001;

     WHEREAS, the Company has requested that the Agent and the Lenders waive such defaults, which the Agent and Majority Lenders have agreed to do upon the terms and conditions set forth in this Waiver;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    AGREEMENT

     1.  Definitions. Unless otherwise defined herein, capitalized terms used
         -----------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Waiver of Defaults.
         ------------------

         (a)   Financial Covenants.  Subject to the terms and conditions of this
               -------------------
Waiver, the Agent and Majority Lenders hereby waive the Company's compliance with its obligations under Section 6.15(a) and Section 6.15(b) of the Credit Agreement as of the Company's fiscal quarter ended September 30, 2001.

          (b)  Capital Expenditures. Subject to the terms and conditions of this
               --------------------
Waiver, the Agent and Majority Lenders hereby waive the Company's compliance with its obligations under Section 7.12 of the Credit Agreement for the period commencing January 1, 2001 through the Closing Date.

     3.   Consent to Dividends. The Agent and Majority Lenders hereby
          --------------------
acknowledge that the Company has paid cash dividends in the approximate amount of $6,750,000 in the calendar year 2001 prior to the date of this Waiver and intends to pay additional cash dividends in the approximate amount of $2,250,000 on or about December 7, 2001. To the extent required, the Agent and Majority Lenders hereby consent to the declaration and payment of such dividends.

     4.   Amendments to Credit Agreement. The Credit Agreement is amended as
          ------------------------------
follows:

          (a)  Amendment to Definitions. In Section 1.01, the definition of
               ------------------------
"Applicable Margin" is hereby deleted and the following substituted in its stead:

          "Applicable Margin" means on any date, a per annum interest rate
           -----------------
     determined in accordance with the following table:

                                Applicable           Applicable
            Company's           Margin For           Margin For
          Leverage Rating      Offshore Rate         Base Rate
          ---------------      -------------         ---------

              Level 1               2.25%              0.00%
              Level 2               2.50%              0.00%
              Level 3               2.75%              0.25%
              Level 4               3.00%              0.50%
              Level 5               3.25%              0.75%
              Level 6               3.50%              1.00%

           (b)  Amendment to Section 7.12.  In Section 7.12, the table therein
                -------------------------
contained is hereby deleted and the following substituted in its stead:

         Fiscal Year Ending                            Amount
         ------------------                            ------

         December 31, 1999                          $20,000,000

         December 31, 2000                          $30,000,000

         December 31, 2001                          $27,000,000

         December 31, 2002                          $25,000,000
         and each fiscal year
         ending thereafter

And the last sentence of Section 7.12 is hereby deleted and the following substituted in its stead:

     Notwithstanding the foregoing to the contrary, the Company and its Subsidiaries shall be permitted to (a) make additional expenditures solely for the construction of the Fisher Plaza in the aggregate amount of Eighty-five Million Dollars ($85,000,000) during the fiscal years ending December 31, 1999, December 31, 2000 and December 31, 2001 and (b) make additional Net Capital Expenditures during the fiscal year ending December 31, 2001 in an amount not to exceed the amount by which (i) the sum of the maximum expenditure amounts for the fiscal years ending December 31, 1999 and December 31, 2000 set forth in the above table exceeds (ii) the actual amount of the Net Capital Expenditures made in the fiscal years ending December 31, 1999 and December 31, 2000.

     5.    Amendment to Pledge Agreement.  The Pledge Agreement is amended as
           -----------------------------
follows:

           (a)  Amendment to Section 5. In Section 5, the first sentence of
                ---------------------
subsection (n) is hereby deleted and the following substituted in its stead:

           The authorized capital stock of Broadcasting consists of 35,000 shares of participating preferred stock, par value of $30.00, of which 32,343.5 shares are issued and outstanding; and 35,000 shares of common stock, par value of $30.00, all of which are issued and outstanding.

          (b)  Amendment to Schedule 1. Schedule 1 attached to the Pledge
               -----------------------  ----------
Agreement is hereby deleted and Schedule 1 attached hereto is substituted in
                                ----------
its stead

     6.   Delivery of Compliance Certificate. The Company hereby agrees to
          ----------------------------------
furnish to the Agent on or before January 31, 2002, with sufficient copies for the Agent and each Lender, a Compliance Certificate executed by a Responsible Officer substantially in the form of Exhibit A certifying that as of the fiscal
                                     ---------
year ended December 31, 2001 no Default or Event of Default had occurred and was continuing, and, further, setting forth calculations demonstrating compliance as at the end of such fiscal year with the financial covenants set forth in Section
6.15 and 7.12. The Company expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     7.   Payment of Fees.
          ---------------

          (a) Waiver Fee. The Company hereby agrees to pay to the Agent for the
              ----------
account of each Lender that executes and delivers to the Agent a counterpart of this Waiver (each, a "Waiver Lender") a waiver fee equal to one-tenth of one
                      -------------
percent (0.10%) of the amount of such Lender's Commitment. The waiver fee described in this Section 7(a) shall be payable (a) to each Waiver Lender (other than BofA) on the Closing Date (as defined below) and (b) to BofA on January 31, 2002 if on such date any Lender shall have any Commitment under the Credit Agreement, or any Loan or other Obligation (other than Permitted Swap Obligations) shall remain unpaid or unsatisfied. The waiver fees payable under this Section 7(a) shall be deemed fully earned when due and non-refundable when paid.

          (b) Arrangement Fee. The Company hereby agrees to pay to the Lead
              ---------------
Arranger and Sole Book Manager for the Lead Arranger and Sole Book Manager's own account, an arrangement fee as set forth in the letter agreement between the Company and the Lead Arranger and Sole Book Manager dated November 15, 2001. The arrangement fee described in this Section 7(b) shall be payable to the Lead Arranger and Sole Book Manager on the Closing Date. The arrangement fee payable under this Section 7(b) shall be deemed fully earned when due and non-refundable when paid.

     8.   Representations and Warranties. The Company hereby represents and
          ------------------------------
warrants to the Agent and the Lenders as follows:

          (a) No Default or Event of Default (other than those waived by this Amendment) has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Waiver do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Waiver constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement (as amended by this Waiver) are true and correct.

          (d) The Company is entering into this Waiver on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

     9.   Effective Date. This Waiver will become effective as of November 1,
          --------------
2001 (the "Closing Date"); provided that each of the following conditions
           ------------    --------
precedent is satisfied:

          (a)  Delivery of Waiver. The Agent has received from the Company and
               ------------------
Lenders constituting Majority Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Waiver;

          (b)  Payment of Fees. The Agent (for the account of the Lenders) has
               ---------------
received from the Company the waiver fees payable on the Closing Date as set forth in Section 7 hereof;

          (c)  Guarantor Consent. Fisher Broadcasting Inc., Fisher Mills, Inc.
               -----------------
and Fisher Properties Inc. shall have each executed the subjoined Guarantor Acknowledgment and Consent; and

          (d)  Other Documents.  The Agent and each Lender a party hereto shall
               ---------------
have received such other documents, instruments, and undertakings as the Agent and such Lender may reasonably request.

     10.  Company Resolutions. The Company agrees to deliver to the Agent on or
          -------------------
before December 11, 2001 a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company, ratifying the execution, delivery and performance of this Waiver. The Company further agrees that it shall be an additional Event of Default under the Credit Agreement if the Company shall fail to deliver such resolutions to the Agent on or before such date.

     11.  Reservation of Rights. The Company acknowledges and agrees that the
          ---------------------
execution and delivery by the Agent and the Lenders of this Waiver shall not be deemed to create a course of dealing or otherwise obligate the Agent or any Lender to forbear or execute similar amendments under the same or similar circumstances in the future.

       12.   Miscellaneous.
             -------------

             (a) No Further Amendment. Except as herein expressly amended, all
                 --------------------
terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by that certain First Amendment to Credit Agreement dated as of August 24, 1999, by that certain Second Amendment to Credit Agreement dated as of September 30, 1999 and by this Waiver.

             (b) Successors and Assigns. This Waiver shall be binding upon and
                 ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver.

             (c) Governing Law. This Waiver shall be governed by and construed
                 -------------
in accordance with the law of the State of Washington, excluding its conflict of laws rules.

             (d) Counterparts. This Waiver may be executed in any number of
                 ------------
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Company shall bind such Lender or Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

             (e) Entire Agreement. The Waiver, together with the Credit
                 ----------------
Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver supercedes all prior drafts and communications with respect thereto. This Waiver may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

             (f) Severability. If any term or provision of this Waiver shall be
                 ------------
deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver or the Credit Agreement, respectively.

             (g) Payment of Expenses. The Company covenants to pay or to
                 -------------------
reimburse the Agent and the Lenders, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

       12.   Oral Agreements Not Enforceable.
             -------------------------------

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO
        -----------------------------------------------------------------------
        FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER
        --------------------------------------------------------------------
        WASHINGTON LAW.
        --------------

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Seattle, Washington by their proper and duly authorized officers as of the day and year first above written.

                                FISHER COMMUNICATIONS, INC.,
                                formerly known as Fisher Companies Inc.



                                By:____________________________________________
                                Title:_________________________________________



                                BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, as Agent


                                By:____________________________________________
                                Title:_________________________________________

                                        BANK OF AMERICA, N.A., formerly known as
                                        Bank of America National Trust and
                                        Savings Association, as Lender


                                        By:____________________________________
                                        Title:_________________________________



                                        U.S. BANK NATIONAL ASSOCIATION, as a
                                        Lender


                                        By:____________________________________
                                        Title:_________________________________


                                        CREDIT SUISSE FIRST BOSTON, as a Lender



                                        By:____________________________________
                                        Title:_________________________________



                                        By:____________________________________
                                        Title:_________________________________



                                        FLEET NATIONAL BANK, formerly known as
                                        BankBoston, N.A., as a Lender



                                        By:____________________________________
                                        Title:_________________________________



                                        THE BANK OF NOVA SCOTIA, as a Lender



                                        By:____________________________________
                                        Title:_________________________________

                                        BANK OF MONTREAL, as a Lender


                                        By:____________________________________
                                        Title:_________________________________



                                        KEY CORPORATE CAPITAL INC., as a Lender



                                        By:____________________________________
                                        Title:_________________________________



                                        THE BANK OF NEW YORK, as a Lender



                                        By:____________________________________
                                        Title:_________________________________



                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Lender



                                        By:____________________________________
                                        Title:_________________________________



                                        THE FUJI BANK, LIMITED,
                                        LOS ANGELES AGENCY, as a Lender


                                        By:____________________________________
                                        Title:_________________________________



                                        CITY NATIONAL BANK, as a Lender

                                        By:____________________________________
                                        Title:_________________________________

                                        CREDIT SUISSE FIRST BOSTON,as
                                        Syndication Agent


                                        By:____________________________________
                                        Title:_________________________________



                                        By:____________________________________
                                        Title:_________________________________

                      GUARANTOR ACKNOWLEDGMENT AND CONSENT
                      ------------------------------------

         The undersigned, each a guarantor with respect to the Company's obligations to the Agent and the Lenders under the Credit Agreement, each hereby
(i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing Waiver and Third Amendment to Credit Agreement (the "Waiver"), and (ii) reaffirm and agree that the respective guaranty, third party
 ------
pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Waiver.)

                                            FISHER BROADCASTING COMPANY,
                                            formerly known as Fisher
                                            Broadcasting Inc.

Dated: ______________________               By: _______________________________
                                            Title: ____________________________



                                            FISHER MILLS INC.

Dated: ______________________               By: _______________________________
                                            Title: ____________________________



                                            FISHER PROPERTIES INC.

Dated: ______________________               By: _______________________________
                                            Title: ____________________________

                                   SCHEDULE 1
                                  ----------
                                       TO
                AUTHORIZED SHARES OF FISHER BROADCASTING COMPANY.
           (successor by name change to Fisher's Blend Station, Inc.)

                             Number           Number              Number
                Class          of              of               of Shares
                 Of          Shares          Shares              Owned by
                Stock        Issued        Outstanding           Pledgor
                -----        ------        -----------           -------

               Common        35,000             35,000             35,000

               Partic-     32,343.5           32,343.5           32,343.5
               ipating
               Preferred

                                    EXHIBIT A
                                    ---------

                            FISHER COMMUNICATIONS INC.
                             COMPLIANCE CERTIFICATE
                             ----------------------

                                             Financial
                                             Statement Date:  December 31, 2001


         Reference is made to that certain Credit Agreement dated as of June 24, 1999 (as extended, renewed, amended or restated from time to time, the "Credit
                                                                        ------
Agreement") among FISHER COMMUNICATIONS INC., formerly known as Fisher Companies
---------
Inc., a Washington corporation (the "Company"), the several financial
                                     -------
institutions from time to time parties to this Credit Agreement (the "Lenders")
                                                                      -------
and Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

         The undersigned Responsible Officer of _______________, hereby certifies as of the date hereof that he/she is the ________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Lenders and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

        [1. Attached as Schedule 1 hereto are (a) a true and correct copy of
                        ----------
the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal year ended December 31, 2001, and (b) the related unaudited consolidated statements of income, shareholders' equity and retained earnings for such fiscal year, and certified by a Responsible Officer that such financial statements were prepared in accordance with GAAP (subject only to ordinary, good faith year-end audit adjustments and the absence of footnotes) and fairly present, in all material respects, the financial position and the results of operations of the Company and its consolidated Subsidiaries.]

        2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

        3.  The undersigned has no knowledge of any Default or Event of Default.

     4. The following financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of
----------
this Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of January _____, 2002.

                                     FISHER COMMUNICATIONS INC., formerly
                                     known as Fisher Companies Inc.



                                     By: ______________________________________
                                     Title: ___________________________________

                                                      Date: January _____, 2002
                                                      For the fiscal year ended
                                                              December 31, 2001


                                   SCHEDULE 2
                                   ----------
                          to the Compliance Certificate
                                  ($ in 000's)


              [Calculations demonstrating compliance as at the end
            of the 2001 fiscal year with the financial covenants set
             forth in Section 6.15 and 7.12 of the Credit Agreement]